UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

Lord Abbett Global Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Lord Abbett Global Fund, Inc.

Equity Series (“Global Equity Fund”)

90 Hudson Street
Jersey City, NJ 07302-3973

[          ], 2008

Dear Fellow Shareholder:

Since we launched the Lord Abbett Global Equity Fund (the “Fund”) in September 1988, the Fund has pursued its investment objective by investing directly in securities of U.S. and international companies, as outlined in the Fund’s investment strategy.  While the Fund was designed to help investors pursue global investment opportunities, we believe the Fund’s current investment approach has not maximized its potential.  Therefore, we have determined that the most efficient way to serve our shareholders and to provide the best opportunity for future investment returns is to convert the Fund to a fund-of-funds structure.  By taking this action, we believe the ability to increase exposure to multiple asset classes and investment styles at a lower cost will enhance your investment experience.

At the shareholder meeting scheduled to take place on May 15, 2008, the Fund’s shareholders will be asked to approve: (1) a proposal to convert the Fund to a fund-of-funds structure, meaning that it would invest in certain mutual funds in the Lord Abbett Family of Funds; (2) a proposal to change the Fund’s investment objective; (3) a proposal to amend two of the Fund’s fundamental investment restrictions; and (4) a proposal to amend the investment management agreement between the Fund and Lord Abbett, which, among other things, will reduce the contractual investment management fee payable to Lord Abbett.

If the Fund’s shareholders approve these proposals:

•                    The Fund would convert to a fund-of-funds structure;

•                    The Fund’s investment objective would become “total return;”

•                    The Fund’s name would be changed to “Lord Abbett Global Allocation Fund;”

•                    The Fund’s contractual investment management fee would be reduced from 0.75% of the Fund’s average daily net assets to 0.25%.  In addition, Lord Abbett would contractually agree for the period from the effective date of the proposed conversion through April 30, 2009 to waive all or a portion of its investment management fee and/or reimburse a portion of the Fund’s expenses in order to limit the Fund’s total net expenses to 1.35% for Class A shares.

The proposals are described more fully in the enclosed Proxy Statement.

These changes require your approval. We encourage you to carefully review the enclosed materials and vote in favor of the proposals. Only shareholders of record of the Fund as of [                    ], 2008 may vote on the proposals.

You can vote in any of the following ways:

•                    Via the Internet using the Web address shown on your proxy card;

•                    By phone, with a toll-free call to the telephone number listed on your proxy card;

•                    By mail, sending your proxy card and postage-paid envelope to Proxy Services, Lord Abbett Global Fund, Inc., PO Box 9173, Farmingdale, NY 11735-9850; or

•                    In person, at the shareholder meeting on May 15, 2008, at 9:00 a.m., at 90 Hudson Street, Jersey City, NJ 07302-3973.

We encourage you to vote by the Internet or telephone, using the “control” number that appears on your proxy card. We must receive your vote before 9:00 a.m. on May 15, 2008, in order to count your vote. Regardless of the method you choose, please take the time to read the full text of the enclosed Proxy Statement before voting.

It is a privilege to manage the Fund on your behalf. If you have any questions or need assistance voting, please contact your financial advisor or call us at 1-888-L-ABBETT (1-888-522-2388).

Sincerely,

Robert S. Dow
Chairman of the Board

[                    ], 2008

Lord Abbett Global Fund, Inc.

Equity Series (“Global Equity Fund”)

90 Hudson Street
Jersey City, NJ  07302-3973

Q&A:  QUESTIONS AND ANSWERS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposals on which you are being asked to vote.

Why am I receiving this proxy statement?

As a result of a decision to convert the Lord Abbett Global Equity Fund (the “Fund”), to a fund-of-funds structure, shareholders will be asked to approve a change in the way the fund invests.  Currently the Fund invests directly in the equities of individual U.S. and international companies.   If approved, the Fund will be permitted to make all investments in certain mutual funds in the Lord Abbett Family of Funds.

Are there other proposals I will be asked to vote on?

Yes.  As a result of the decision to convert the Fund to the fund-of-funds structure, you will be asked to also approve proposals that would permit the following:

•                  Change the Fund’s investment objective to “total return.”   Currently, the Fund seeks long-term growth of capital (through security price appreciation) consistent with reasonable risk.  Current income (or dividends) is a secondary consideration.  Under the proposed changes, the Fund would seek to produce total return through capital appreciation and current income.

•                  Amend certain of the Fund’s fundamental investment restrictions.  The proposals are intended to permit the fund to invest substantially all of its assets in other mutual funds, which under the current investment restrictions, is not possible.

•                  Amend the investment management agreement between the Fund and Lord Abbett, which, among other things, would reduce management fees.  The lower management fee will reflect the services to be performed by Lord Abbett in managing the Fund as a fund-of-funds strategy.

If shareholders approve these changes, the Fund’s name will be changed to “Lord Abbett Global Allocation Fund” to more accurately reflect its new investment focus.

What is the difference between a fund that invests directly in individual securities and one that invests in a fund-of-funds?

A fund-of-funds is an investment fund with an investment strategy that invests in the portfolio of other mutual funds rather than investing directly in individual securities.  In this proposed situation, the Lord Abbett Global Equity Fund will shift its investment focus from individual equities in U.S. and international companies to investing in certain mutual funds offered by the Lord Abbett Family of Funds. As a result of this investment shift, the Fund will change its name to the Lord Abbett Global Allocation Fund.  It is important to understand that when a Fund pursues a fund-of-funds strategy, the Fund is subject to the benefits, as well as, the risks of the securities held by the underlying funds in which it invests.  While an investor may benefit from the increased exposure to a variety of domestic and international equities and bonds, they are also subject to the risks associated with these types of investments.

How are the expenses of a fund of funds apportioned among shareholders?

The shareholders of a fund of funds incur a proportionate share of the expenses of the underlying funds in which the fund invests, as well as any expenses of the fund itself.

How will the proposed conversion affect me as a shareholder of the Global Equity Fund?

If the proposals are approved by the shareholders, the Global Equity Fund will convert to a fund-of-funds structure.  At that time, you will remain invested in the Fund which will now pursue its new investment strategy.

Will the Lord Abbett Global Allocation Fund pay a quarterly dividend?

The Fund intends to declare periodic dividends and pay those dividends, subject to the approval of the Board of Directors.

How will the proposed conversion be implemented?

The Fund intends to transition to a fund-of-funds structure as quickly as possible. The Fund will implement the proposed conversion by transferring, to the extent possible, company securities currently held in its portfolio to the portfolios of the various underlying Lord Abbett funds in the fund-of-funds structure.  To the extent possible and to avoid incurring duplicative brokerage costs, the transfer will be in exchange for shares of the underlying funds. A portion of the portfolio may be liquidated and the proceeds used to buy the shares of the underlying funds.

Why is the Fund’s board of directors recommending that shareholders approve the proposals?

Since we launched the Lord Abbett Global Equity Fund (the “Fund”) in September 1988, the Fund has pursued its investment objective by investing directly in securities of U.S. and International companies, as outlined in the Fund’s investment strategy.  While the Fund was designed to help investors pursue global investment opportunities, we believe the Fund’s current investment approach has not maximized its’ investment potential.  Therefore, we have determined the most efficient way to serve our shareholders, and to provide the best opportunity for future investment return is to recommend converting the Fund to a fund of funds structure.  By taking this action, we believe the ability to increase exposure to multiple asset classes and investment styles at a lower cost will enhance your investment experience and potentially deliver improved returns.

Who will manage the Global Allocation Fund?

Day-to-day management responsibilities for the Fund will be transferred from Daniel H. Frascarelli and Harold E. Sharon to Lord Abbett’s Asset Allocation Committee, which will oversee and review the allocation and investment of the Fund’s assets. In addition to Sharon (Partner and Director of International Equity), the Asset Allocation Committee consists of: Robert S. Dow, Senior Partner and Chief Executive Officer; Robert I. Gerber, Partner and Chief Investment Officer; Christopher J. Towle, Partner and Director of High Yield and Convertible Management; Charles P. Massare, Partner and Director of Risk Management; and Robert P. Fetch, Partner and Director of Director of Small-, Smid-, Micro- and Multi-Cap Value.

What are the tax consequences of the proposed conversion?

If shareholders approve the proposed conversion, some securities held by the Fund will likely be sold or transferred.  That could accelerate the recognition of gains on securities held by the Fund.  It could also accelerate the timing of taxable distributions to shareholders. However, based upon the unrealized gains and losses on securities held by the Fund as of [                    ], 2008 it is not expected that the conversion to a fund-of-funds structure will result in material adverse tax consequences for the Fund or its shareholders. Because everyone’s tax situation is unique, you should consult with your tax advisor.

How can I cast my vote?

You can vote your Fund shares in any of four ways:

•                  On the Internet using the Web address shown on your proxy card;

•                  By phone, with a toll-free call to the telephone number listed on your proxy card;

•                  By mail: Proxy Services, Lord Abbett Global Equity Fund, PO Box 9173, Farmingdale, NY 11735-9850, using the enclosed proxy ballot and postage-paid return envelope;

•                  At the shareholder meeting: May 15, 2008, at 9:00 a.m., at 90 Hudson Street, Jersey City, NJ 07302-3973.

We encourage you to vote by the Internet or telephone, using the “control” number that appears on your proxy card. We must receive your vote before 9:00 a.m. on May 15, 2008, in order to count your vote. Regardless of the method you choose, please take the time to read the full text of the enclosed Proxy statement before voting.

What happens if shareholders do not approve the proposals?

If shareholders do not approve any of the proposals, Lord Abbett will continue to manage the Fund according to its current investment objective and policies, and recommend that the Board consider other options, including liquidating the Fund or merging it into another mutual fund within the Lord Abbett Family of Funds.

Who is paying for this proxy solicitation?

The costs associated with this proxy solicitation, including the preparation, printing, and mailing of the proxy statement, will be borne by Lord Abbett.

Whom do I call if I have questions?

If you require further information about telephone, facsimile or electronically transmitted voting instructions or about the proxy generally, please contact the Fund toll-free at 1-888-522-2388.

Lord Abbett Global Fund, Inc.

Equity Series (“Global Equity Fund”)

90 Hudson Street
Jersey City, NJ  07302-3973

NOTICE OF MEETING OF SHAREHOLDERS
To be Held on May 15, 2008

NOTICE IS HEREBY GIVEN of a meeting of the shareholders of Global Equity Fund (the “Fund”). The meeting will be held at 90 Hudson Street, Jersey City, NJ  07302-3973, on May 15, 2008, at 9:00 a.m., for the following purposes:

•                  To approve a proposal to convert the Fund to a fund-of-funds structure;

•                  To approve a proposal to change the Fund’s investment objective;

•                  To approve a proposal to amend two of the Fund’s fundamental investment restrictions;

•                  To approve a proposal to amend the Fund’s investment management agreement; and

•                  To transact such other business as may properly come before the meeting and any adjournments thereof.

By order of the Board of Directors

Lawrence H. Kaplan
[ ], 2008	Vice President and Secretary

PROXY STATEMENT

MEETING OF SHAREHOLDERS

To be Held on May 15, 2008

TABLE OF CONTENTS

INTRODUCTION		9

PROPOSAL 1:	TO CONVERT THE FUND TO A FUND-OF-FUNDS STRUCTURE	11

PROPOSAL 2:	TO CHANGE THE FUND’S INVESTMENT OBJECTIVE	18

PROPOSAL 3(a):	TO AMEND THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION	23

PROPOSAL 3(b):	TO AMEND THE FUND’S FUNDAMENTAL INVESTMENT RESRICTION REGARDING DIVERSIFICATION	24

PROPOSAL 4:	TO AMEND THE FUND’S INVESTMENT MANAGEMENT AGREEMENT	26

ADDITIONAL INFORMATION		32

APPENDIX A — Shareholders Beneficially Owning More Than 5% of the Fund		A-1

APPENDIX B — Investment Management Agreement		B-1

APPENDIX C — Principal Executive Officers and Directors of Lord Abbett		C-1

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Lord Abbett Global Fund, Inc. (the “Company”), to be voted at a meeting of the shareholders of the Equity Series (the “Global Equity Fund” or the “Fund”), a series of the Company, to be held on May 15, 2008, at 9:00 a.m., at 90 Hudson Street, Jersey City, NJ  07302-3973 and at any adjournments thereof (the “Meeting”).

The Company is a diversified, open-end management investment company and is incorporated in Maryland.  The Board has fixed the close of business on [                   ], 2008 (the “Record Date”) as the record date for determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.  For ease and clarity of presentation, shares of common stock of the Fund are referred to herein as “Shares,” and holders of Shares are referred to as “Shareholders.” Only Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting.  This Proxy Statement and the enclosed proxy ballot are first being mailed to Shareholders on or about March 21, 2008.

As of the Record Date, there were issued and outstanding [            ] shares of the Fund. As of the Record Date, to the knowledge of the Company, no Shareholder owned beneficially 5% or more of the outstanding Shares of the Fund except as set forth in Appendix A.  A list of the Shareholders of record will be available for inspection at the offices of Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, NJ  07302-3973, until the date of the Meeting.

At the Meeting, Shareholders will be asked to approve: (1) a proposal to convert the Fund to a fund-of-funds structure; (2) a proposal to change the Fund’s investment objective; (3) a proposal to amend two of the Fund’s fundamental investment restrictions; and (4) a proposal to amend the investment management agreement between the Fund and Lord Abbett, which, among other things, will reduce the contractual investment management fee payable to Lord Abbett (each, a “Proposal” and collectively, the “Proposals”).  If Shareholders approve the Proposals, the Fund would change its name to “Lord Abbett Global Allocation Fund.”  The Proposals described in this Proxy Statement are interdependent and, therefore, the changes described in each Proposal will be implemented only if Shareholders approve all of the Proposals. Each of the Proposals is described more fully in this Proxy Statement.

The Fund may request brokerage houses, custodians, nominees, and fiduciaries that are Shareholders of record to forward proxy materials to beneficial owners.  Lord Abbett will reimburse these persons for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares of the Fund.  The cost of the solicitation is expected to be approximately $[           ] and will be borne by Lord Abbett.

The solicitation of proxies will be primarily by mail.  The Fund has retained Broadridge Financial Solutions, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting.  Officers and service contractors of the Fund also may solicit proxies by telephone, facsimile, or personal interview.  Authorizations for another person to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the Shareholder’s identity.  In all cases where a telephonic proxy is solicited, the Shareholder will be asked to verify his or her identity, and to confirm that the Shareholder has received the Proxy Statement and proxy card.  Except for votes cast by automated telephonic voting, within 72 hours of receiving a Shareholder’s telephonic voting instructions, a confirmation will be sent to the Shareholder to ensure that the vote has been taken in accordance with the Shareholder’s instructions and to provide a telephone number to call immediately if the Shareholder’s instructions are not correctly reflected in the confirmation.  In the case of voting instructions electronically transmitted by the Internet, a confirmation will be sent only if specifically requested by the Shareholder.  Shareholders requiring further information as to telephonic, facsimile or electronically transmitted voting instructions or the proxy generally should contact the Fund toll-free at 1-888-522-2388.

Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund the written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting in person.  If your Shares are held in a brokerage account for your beneficial interest and your broker is the Shareholder of record, you will need to obtain a “Legal Proxy” from your broker or nominee and present it to the Inspector of Election at the Meeting.

Shareholders are entitled to one vote for each full Share, and a proportionate vote for each fractional Share, of the Fund held as of the Record Date.  Under Maryland law, Shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, each faction may vote the stock in question proportionally or any person voting the stock or any beneficiary may apply to a court of competent jurisdiction to appoint an additional person to act with the persons voting the stock and the stock shall then be voted as determined by a majority of those persons and the person appointed by the court.  If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the Shares represented by the proxy in accordance with the instructions marked thereon.

The Fund will furnish, without charge, a copy of its most recent annual report and most recent semiannual report succeeding the annual report, if any, to any Shareholder upon request. A Shareholder may obtain such report(s) by writing to the Fund, by calling 1-888-522-2388 or via the Internet at www.lordabbett.com.

Security ownership of certain beneficial owners.

Exhibit A lists the beneficial owners of more than 5% of any class of the Fund as of the Record Date. Except as shown in that Exhibit, to the knowledge of the Fund, as of the Record Date, no person is a beneficial owner of more than 5% of the outstanding Shares of any class of the Fund.

PROPOSAL 1

TO CONVERT THE FUND TO A FUND-OF-FUNDS STRUCTURE

Since Lord Abbett launched the Global Equity Fund in September 1988, the Fund has pursued its investment objective by investing directly in securities of various companies according to its investment strategy.  Although the Fund commenced operations nearly 20 years ago, the Fund has failed to accumulate assets in sufficient size to enable it to operate as efficiently as possible and to maximize its investment potential.  As of the Record Date, the Fund’s total net assets were $[            ].  Lord Abbett believes that the Fund’s relatively small asset base continues to have an adverse effect on Fund performance because the Fund’s expenses are spread over a small pool of assets.  In turn, the Fund’s failure to meet performance expectations, among other things, has hindered its ability to attract significant assets.  Lord Abbett has determined that, without additional asset flows into the Fund, the long-term viability of the Fund is uncertain.  To enhance the long-term viability of the Fund, Lord Abbett is proposing to convert the Fund to a “fund-of-funds” structure (the “Conversion”).  Lord Abbett believes that the Conversion will result in operational and investment efficiencies for the Fund.

As discussed in greater detail below, the Board considered the recommendations of Lord Abbett and voted to approve the Conversion.  The Board also directed the officers of the Fund to submit the Conversion to Shareholders of the Fund for approval.  Although Shareholder approval of the Conversion itself is not required under the federal securities laws or applicable rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Board determined that Shareholder action is appropriate in light of the significance of the changes that will result from the Conversion.  If Shareholders do not approve the Conversion, the Board may consider other options, such as liquidating the Fund or merging the Fund into another fund within the Lord Abbett Family of Funds.

Conversion to a Fund-of-Funds Structure.

Lord Abbett is proposing the Conversion for the reasons stated above. Subject to Shareholder approval of Proposal 1, the Fund would implement the Conversion by investing primarily in certain of the mutual funds within the Lord Abbett Family of Funds (the “Underlying Funds”).  The Underlying Funds include each of the mutual funds in the Lord Abbett Family of Funds, other than: (i) any mutual fund in the Lord Abbett Family of Funds operating as a fund-of-funds (currently known as the Lord Abbett Strategic Allocation Funds); (ii) any mutual fund that primarily invests in debt securities issued by municipalities within the U.S., including series of Lord Abbett Municipal Income Fund, Inc. and series of Lord Abbett Municipal Income Trust; and (iii) series of Lord Abbett Series Fund, Inc. (i.e., variable insurance funds).

As discussed further below, the Fund’s allocation among the Underlying Funds will be determined by Lord Abbett’s Asset Allocation Committee.  Lord Abbett expects that during the Fund’s transition to a fund-of-funds structure, it will invest initially in the following Underlying Funds:

Lord Abbett Affiliated Fund;

Lord Abbett All Value Fund;

Lord Abbett America’s Value Fund;

Lord Abbett Developing Local Markets Fund;

Lord Abbett Floating Rate Fund;

Lord Abbett Growth Opportunities Fund;

Lord Abbett High Yield Fund;

Lord Abbett International Core Equity Fund;

Lord Abbett International Opportunities Fund;

Lord Abbett Large Cap Core Fund; and

Lord Abbett Value Opportunities Fund.

In addition to investing in Underlying Funds, the Fund will retain the ability to invest directly in equity and debt securities and derivatives to the extent permitted under the relevant rules adopted by the SEC.  Lord Abbett anticipates that it will seek to engage in direct investments if it determines that it would be more efficient to alter the exposures of the Fund to a particular asset category, consistent with the Fund’s investment objective and asset allocation strategy, by making direct investments rather than purchasing or selling shares of Underlying Funds.  Shareholders would receive notice of approval by the Board to permit the Fund to invest both in Underlying Funds and in direct investments (other than securities issued by Underlying Funds)  before the Fund would implement such a strategy.  The Fund would provide such notice through a supplement to its prospectus.

Management Team Change.

Currently, Daniel H. Frascarelli and Harold E. Sharon head the investment management team and are primarily and jointly responsible for the day-to-day management of the Fund.  If Shareholders approve each of the Proposals, the Fund will transition to a fund-of-funds structure and, upon completion of such transition, Messrs. Frascarelli and Sharon no longer will be primarily and jointly responsible for the day-to-day management of the Fund.

Lord Abbett’s Asset Allocation Committee would oversee and review the allocation and investment of the Fund’s assets in the Underlying Funds.  The Asset Allocation Committee consists of the following members: Robert S. Dow, Senior Partner and Chief Executive Officer; Robert I. Gerber, Partner and Chief Investment Officer; Christopher J. Towle, Partner and Director of High Yield & Convertible Management; Harold E. Sharon, Partner and Director of International Equity; Charles P. Massare, Partner and Director of Risk Management; and Robert P. Fetch, Partner and Director of Director of Small-, Smid-, Micro- and Multi-Cap Value.  Upon completion of the Fund’s transition to a fund-of-funds structure, Messrs. Dow, Gerber, Towle, Sharon, Massare and Fetch will be jointly and primarily responsible for the day-to-day management of the Fund.

Name Change

In connection with the Conversion, the Fund will change its name to Lord Abbett Global Allocation Fund.  The change to the Fund’s name is contingent on Shareholder approval of Proposal 1, as well as the other Proposals.

Benchmark

If Shareholders approve the Conversion, the Fund’s benchmark will continue to be the MSCI World Index.

Implementation of the Conversion

The Fund intends to transition to a fund-of-funds structure as quickly as possible following approval by Shareholders of the Conversion.  To the maximum extent permissible, the Fund will implement the Conversion by transferring securities held by the Fund to various Underlying Funds in exchange for shares of such Underlying Funds.  By making “in-kind” purchases of shares of Underlying Funds, the Fund and the Underlying Funds will avoid incurring duplicative brokerage costs that otherwise would result if the Fund were to sell securities in the open market and use the proceeds to purchase shares of the Underlying Funds, which would in turn purchase the same securities in the open market with such cash.  Furthermore, these in-kind transactions will minimize disruption in the markets for the underlying securities that might otherwise result from open market sales of such securities by the Fund and contemporaneous purchases of such securities by Underlying Funds.

In general, the in-kind transfers will be limited to those securities held by the Fund that are also held by an Underlying Fund and are consistent with the investment objectives and policies of the Underlying Fund.  In addition, the in-kind transfers will be limited to liquid securities.  All securities transferred as part of the in-kind transactions will be valued by the Fund (for purposes of determining the number of shares of an Underlying Fund to be issued to the Fund) at the same prices used in determining the Fund’s net asset value per share and the Underlying Fund’s net asset value per share.  Accordingly, the in-kind transfers should not result in dilution of the interests of any Shareholder of the Fund or of an Underlying Fund.

The Fund and the Underlying Funds will effect the in-kind transfers in accordance with rules under the 1940 Act that permit affiliated transactions, as well the procedures adopted by the Board (including the independent Board Members) in accordance with those rules.

Changes to the Investment Management Fee and Expenses of the Fund as a Result of the Conversion.

As discussed more fully under Proposal 4 (below), in connection with its consideration of the Conversion, the Board also approved (subject to Shareholder approval) amendments to the investment management agreement for the Fund that will result in a reduction in the fee payable to Lord Abbett under the agreement.  The reduced fee will reflect the reduced services to be performed by Lord Abbett in managing the Fund as a fund-of-funds and the fact that additional fees potentially will be paid to Lord Abbett in its capacities as the investment adviser of the various Underlying Funds in which the Fund will invest.  As described in Proposal 4, the Board concluded that the proposed new fee structure is reasonable.  In reaching this conclusion, the Board considered the indirect expenses to be borne by the Fund as a shareholder of the Underlying Funds, as well as Lord Abbett’s undertaking to limit the net expenses of the Fund (after giving effect to indirect expenses attributable to investing in Underlying Funds).  For more information regarding the considerations of the Board in approving the amendments to the investment management agreement with the Fund, please see the discussion below regarding Proposal 4 hereto.

Lord Abbett is expected to receive the following financial benefits from the Conversion: (i) additional investment management fees from each Underlying Fund; (ii) additional administrative fees from each Underlying Fund; and (iii) reductions in expense reimbursements.  The Conversion will, however, also result in a reduction in the investment management fee payable by the Fund to Lord Abbett.  [To be confirmed:] [Lord Abbett has represented to the Board, based on pro forma calculations for the most recently completed fiscal year of the Fund and assuming that the initial allocation among Underlying Funds had been maintained, that the amount of the reduction in the investment management fee payable by the Fund can be expected to exceed the aggregate amount of financial benefits identified above.]

As noted above, the Conversion is designed to enhance the long-term viability of the Fund.  Among other things, the inability of the Fund to attract substantial assets since inception, [combined with the loss of assets from net redemptions in recent years,] has resulted in the Fund maintaining a relatively high gross expense ratio relative to its peers.  Lord Abbett undertook from year to year to waive its fee or reimburse a portion of the Fund’s expenses to ensure that the total expense ratio of the Fund did not exceed a specified amount applicable to each class of shares of the Fund.  In connection with the Board’s consideration of the Conversion, Lord Abbett agreed to waive its investment management fee and/or reimburse a portion of the Fund’s expenses as necessary to limit the total expense ratio of the Fund as follows: 1.35% of average daily net assets for Class A; 2.00% of average daily net assets for Class B and Class C; 1.10% of average daily net assets for Class F; 1.00% of average daily net assets for Class I; 1.45% of average daily net assets for Class P; 1.60% of average daily net assets for Class R2; and 1.50% of average daily net assets for Class R3 shares. Lord Abbett also agreed to include as part of the calculation of total expenses all expenses of Underlying Funds indirectly borne by the Fund by reason of its investment in shares of the Underlying Funds.  Accordingly, the Conversion should not result in an increase in the expense ratio of the Fund for a period of at least a year following the date of the Conversion.  Furthermore, it is anticipated that the Conversion ultimately will result in an increase in the net assets of the Fund, which can be expected to result in a reduction in the expense ratio of the Fund.  Additional information regarding the expense ratio of the Fund, including the amount of the current and proposed waivers and expense reimbursements, are set forth in the table below under Proposal 4.

Changes to the Risk Profile Associated with the Conversion

The key difference between the risk profile of the Fund in its current structure and as a fund-of-funds is the manner in which it is exposed to the risks associated with its investments.  Currently, the Fund is exposed to investment risks by virtue of investing directly in individual securities.  Following the Conversion, the Fund will be exposed to the risks associated with the securities held by the Underlying Funds in which it invests.

To the extent that the Underlying Funds invest in asset classes that presently are not part of the Fund’s investment strategy, the Fund will be exposed to different risks as a result of the Conversion.

Currently, changes to the investment strategies used in creating exposures to various asset categories, as well as changes to the target ranges for each asset category, must be approved by the Board.  Similarly, following the conversion to a fund-of-funds structure, the approval of the Board will be required to materially modify the target exposures to various asset categories and the Underlying Funds to be purchased to create such exposures.  Accordingly, any material change to the risk profile of the Fund will require Board approval both before and after the conversion to a fund-of-funds structure.

To meet the goal of enhancing the long-term viability of the Fund and to implement the Conversion and corresponding asset allocation flexibility, Lord Abbett proposed and the Board approved, subject to Shareholder approval, a change to the Fund’s investment objective, which is discussed in more detail under Proposal 2.  If approved by Shareholders, the Fund’s new investment objective would be “total return.”  In pursuing its new investment objective, the Fund would be exposed to the risks associated with investing in equity and fixed income securities.  These risks are discussed in more detail under Proposal 2.

Board Considerations.

The Board approved the Conversion at a meeting held on February 1, 2008. At the meeting, Lord Abbett informed the Board that it believes that if the Conversion were approved and implemented, the Fund’s new investment objective and structure would be more attractive to investors than the Fund’s current investment objective and strategies and, as a result, the Fund’s assets would be expected to increase. In reviewing the Conversion, the Board considered that over time the Fund’s assets have not grown or have been declining and noted Lord Abbett’s belief that, under current and foreseeable market conditions, the Fund’s assets would continue to decline if it maintains its current investment objective and policies.  The Board noted that, to the extent the Fund’s assets increase as a result of the Conversion, the Fund may achieve some economies of scale because its expenses would be spread over a larger asset base.  The Board concluded that converting the Fund to a fund-of-funds structure would better position it to capitalize on investment opportunities available to the Underlying Funds.

In recommending the Conversion, the Board also considered the potential tax consequences of the Conversion to the Fund and its Shareholders.  The Board noted that the sale or similar disposition of securities held by the Fund in connection with the conversion to a fund-of-funds structure (including for these purposes, any in-kind transfer of securities in exchange for shares of an Underlying Fund) will result in a recognition for U.S. federal income tax purposes of gain or loss on the securities that are the subject of any such sale or disposition.  Accordingly, the conversion to a fund-of-funds structure could result in an acceleration of the timing of the recognition of gains on securities held by the Fund, which in turn would result in an acceleration of the timing of taxable distributions to Shareholders.  Based upon information provided by Lord Abbett regarding the magnitude of the unrealized gains and losses on securities currently held by the Fund, the Board concluded that the conversion to a fund-of-funds structure is not expected to result in material adverse tax consequences for the Fund or its Shareholders.

After carefully reviewing the information provided by Lord Abbett, the Board, including the members of the Board that are not “interested persons” (as defined under the 1940 Act) of the Fund or Lord Abbett (the “independent Board Members”), unanimously approved the proposed change to the Fund’s investment objective and recommended that Shareholders approve the change. The Board’s decision was based on a number of factors, including the following:

•                  the Conversion may be expected to result in greater asset retention and growth (although any such asset retention and growth ultimately largely will depend upon improved investment performance);

•                  if the Conversion results in greater asset retention and growth, the Conversion may be expected to result in a reduction in the gross expense ratios of the Fund, which should help sustain the long-term viability of the Fund;

•                  assuming Shareholder approval of the Proposals, the Fund will pursue its new investment objective following the conversion to a fund-of-funds structure;

•                  the Fund will implement an asset allocation strategy following the conversion to a fund-of-funds structure, which should provide greater diversification among asset classes;

•                  the Asset Allocation Committee, which currently oversees other fund-of-funds in the Lord Abbett Family of Funds, will oversee the Fund’s allocation among the Underlying Funds;

•                  the bulk of the assets of the Fund will be invested in Underlying Funds with investment portfolios that are managed on a day-to-day basis by many of the same individuals who serve on the Asset Allocation Committee;

•                  subject to Shareholder approval of the Proposals, Lord Abbett has agreed to reduce its contractual investment management fee and enter into a contractual fee waiver and expense limitation agreement that will remain in place for at least one year following the Conversion, under which Lord Abbett agrees to waive its investment management fee and/or reimburse a portion of the Fund’s expenses (including for these purposes the Fund’s pro rata share of expenses of the Underlying Funds in which the Fund invests) as necessary to limit the total expense ratio of the Fund as follows: 1.35% of average daily net assets for Class A; 2.00% of average daily net assets for Class B and Class C; 1.10% of average daily net assets for Class F; 1.00% of average daily net assets for Class I; 1.45% of average daily net assets for Class P; 1.60% of average daily net assets for Class R2; and 1.50% of average daily net assets for Class R3; and

•                  although the disposition of securities to implement the Conversion may result in the recognition of taxable gains for the Fund, the tax consequences are not expected to be material for Shareholders of the Funds.

Tax Consequences for Shareholders.

If Shareholders approve Proposal 1, it is expected that the portfolio securities currently held by the Fund will be sold or transferred in connection with in-kind exchanges for shares of various Underlying Funds, which, for U.S. federal income tax purposes, will result in recognition by the Fund of gain or loss on the securities that are the subject of any such sale or in-kind exchange. Accordingly, the Conversion could result in an acceleration of the timing of the recognition of gains on securities held by the Fund, which in turn could result in an acceleration of the timing of taxable distributions to Shareholders.  However, based upon the unrealized gains and losses on securities currently held by the Fund, it is not expected that the conversion to a fund-of-funds structure will result in material adverse tax consequences for the Fund or its Shareholders.

Because everyone’s tax situation is unique, Shareholders should consult with their tax advisors.

The Board Members, including the independent Board Members, unanimously recommend that Shareholders of the Fund vote FOR Proposal 1.

PROPOSAL 2

TO CHANGE THE FUND’S INVESTMENT OBJECTIVE

The Global Equity Fund’s current investment objective is “long-term growth of capital and income consistent with reasonable risk.”  The production of current income is a secondary consideration. As discussed more fully below, the Board recommends that Shareholders of the Fund approve Proposal 2(a) to change the Fund’s investment objective to “total return.” The Fund’s current investment objective is fundamental (within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”)) and, therefore, it can only be changed by a Shareholder vote. The Fund’s proposed new investment objective also would be fundamental.

The proposed change to the Fund’s investment objective is intended to fully implement the Fund’s conversion to a fund-of-funds structure.  Accordingly, Proposal 2 is contingent upon Shareholder approval of Proposal 1, as well as each of the other Proposals described in this Proxy Statement.

Current Investment Objective and Principal Investment Strategy.

The Global Equity Fund’s current investment objective is “long-term growth of capital and income consistent with reasonable risk.”  The production of current income is a secondary consideration. To pursue this goal, the Fund primarily invests in the equity securities of large domestic and foreign companies that Lord Abbett believes to be in sound financial condition at the time of purchase. Under normal market conditions, the Fund will invest a significant amount of its net assets (at least 40%, unless Lord Abbett deems market conditions to be unfavorable for the Fund, in which case the Fund will invest at least 30%) in equity securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States. The Fund will allocate its assets among various regions and countries (at least three different countries), including the United States.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

The main risks of the Fund under its current investment objective include the risks of investing in equity markets, both in the United States and foreign countries, the risks of investing in derivatives, liquidity risk, and the risks from leverage.

Proposed Investment Objective and Principal Investment Strategy.

The proposed new investment objective for the Fund would be “total return.”  The Fund’s proposed new investment objective would be considered fundamental within the meaning of the 1940 Act and, therefore, it can only be changed by a Shareholder vote.

Subject to Shareholder approval of the proposed investment objective, the Fund would change its principal investment strategy so that it would invest—through the Underlying Funds—in equity and debt securities, as well as cash and money market instruments, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.  At any given time, the Fund may, through its allocation among the Underlying Funds (or through direct investments if implemented) may emphasize either equity securities or debt securities.  As a result of implementing the Fund’s proposed investment objective and strategy, the Fund will no longer be required to at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

Generally, the Fund will invest primarily in Underlying Funds that primarily invest in the securities of corporate and governmental issuers located in North and South America, Europe, Australia and the Far East.  The Fund may emphasize its exposure to foreign securities if Lord Abbett believes that such foreign securities have the potential to outperform U.S. domestic securities.  The Fund will retain its current policies with respect to global allocation, except that the Fund will apply those policies with respect to the Underlying Funds rather than looking through to the Underlying Funds' portfolio securities. Accordingly, under normal market conditions, the Fund, through its investments in Underlying Funds, will invest a significant amount of its net assets (at least 40%, unless Lord Abbett deems market conditions to be unfavorable for the Fund, in which case the Fund will invest at least 30%) in Underlying Funds that invest in equity or debt securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States or in foreign currencies. The Fund, through its investments in Underlying Funds, will allocate its assets among various regions and countries (at least three different countries), including the United States.

In addition to investing in Underlying Funds, the Fund will retain the ability to invest directly in equity and debt securities and derivatives to the extent permitted under the relevant rules adopted by the SEC.  Lord Abbett anticipates that it will seek to engage in direct investments if it determines that it would be more efficient to alter the exposures of the Fund to a particular asset category, consistent with the Fund’s investment objective and asset allocation strategy, by making direct investments rather than purchasing or selling shares of Underlying Funds.  Approval by the Board to permit the Fund to invest directly in securities would be required before the Fund would implement such a strategy.  Shareholders would receive prior notice via a supplement to the Fund’s prospectus describing its direct investments.

Main Risks.

If Shareholders approve the proposed change in investment objective, the Fund will be exposed to the following main risks, which will, in some cases (as indicated below), be new risks to the Fund:

•                    Equity Securities — The Fund is subject to the general risks and considerations associated with equity investing and will continue to be subject to this risk under the proposed new investment objective and principal investment strategy.  Equity investing includes the risk that the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. If an Underlying Fund’s assessment (or the Fund’s assessment to the extent that it engages in direct investments) of a company’s value or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

•                    Debt Securities — After the Conversion, the Fund would be subject to the general risks associated with investing in debt securities, including interest rate risk. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities and an investment in the Fund are likely to decline.  Because investments in equity and debt securities can move in different directions or to different degrees, investments in debt securities may counteract some of the volatility experienced by equity holdings, but the diminished risk that may accompany this investment approach also may result in lower returns.

•                    Foreign Investments — Foreign investments generally pose greater risks than domestic investments. Foreign markets and their investments may not be subject to the same degree of regulation as U.S. markets.  Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries.  There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Illiquid securities may lower the Fund’s returns since the Underlying Funds (or the Fund to the extent that it engages in direct investments) may be unable to sell these securities at its desired time or price. Foreign investments also may be affected by changes in currency rates, which may fluctuate significantly over short periods of time, or currency controls. Foreign currency exchange rates generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates, central banks’ policies and other complex factors.  For certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries. Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

•                    Developing or Emerging Market Investments — The securities markets of developing or emerging countries tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain developing or emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

•                       Liquidity — The Fund may be exposed to liquidity risk from its investments in foreign securities, derivatives, or securities with substantial market or credit risk, since these investments may be difficult to buy or sell. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at its desired time or price.

•                    Derivatives — Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index. The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Underlying Funds (or the Fund to the extent that it engages in direct investments) may be unable to sell these securities at its desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether an Underlying Fund’s use of derivatives (or the Fund’s use of derivatives to the extent that it engages in direct investments) is successful will depend on, among other things, if Lord Abbett correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund’s performance could suffer. Examples of derivatives include credit default swaps, forward currency contracts and futures and options.

•                    Leverage — Certain of the Fund’s derivative transactions may give rise to leverage risk. Leverage, including borrowing, for investment purposes, may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Underlying Funds (or the Fund to the extent it invests directly in a manner that may be considered leverage) may be required to segregate permissible liquid assets to “cover” their obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. There is no assurance that the Underlying Funds (or the Fund) will be able to employ leverage successfully.

Board Considerations.

The Board approved the proposed change in the Fund’s investment objective at a meeting held on February 1, 2008. At the meeting, Lord Abbett informed the Board that it believes that the proposed investment objective and principal investment strategy would be more attractive to investors than the Fund’s current investment objective and principal investment strategy and, as a result, the Fund’s assets would be expected to increase if Shareholders approve the new investment objective. In reviewing Lord Abbett’s Proposal to change the Fund’s investment objective, the Board considered that over time the Fund’s assets have been declining and noted Lord Abbett’s belief that, under current and foreseeable market conditions, the Fund’s assets would continue to decline if it maintains its current investment objective and strategy. The Board considered that the Fund is currently structured to take advantage of investments in debt securities only to the extent permitted under its current policy of investing at least 80% of its assets in equities. The Board concluded that expanding the Fund’s investment focus would better position it to employ a global allocation strategy and capitalize on investment opportunities available to the Underlying Funds.

After carefully reviewing the information provided by Lord Abbett, the Board, including the independent Board Members, unanimously approved the proposed change to the Fund’s investment objective and recommended that Shareholders approve the change. The Board’s decision was based on a number of factors, including the following:

•                  the new investment objective and principal investment strategy can be expected to result in greater asset retention and growth (although any such asset retention and growth ultimately largely will depend upon improved investment performance);

•                  if the Conversion results in greater asset retention and growth, the Conversion may be expected to result in a reduction in the gross expense ratios of the Fund, which should help sustain the long-term viability of the Fund;

•                  the new investment objective and principal investment strategy will permit the Fund to employ an asset allocation strategy to provide exposure to a wide variety of asset classes, which should provide greater diversification;

•                  assuming Shareholder approval of the Proposals, the Fund will pursue its new investment objective following the Conversion;

•                  the Board noted that the implementation to the new investment objective and principal investment strategy is not expected to have any adverse tax consequences for the Fund’s Shareholders.

The Board Members, including the independent Board Members, unanimously recommend that Shareholders of the Fund vote FOR Proposal 2.

 PROPOSALS 3(a) and 3(b)

BACKGROUND

The Global Equity Fund, like all mutual funds, is required by law to adopt fundamental policies as to certain investment activities.  Fundamental investment restrictions cannot be changed without Shareholder approval. The Fund’s current investment restrictions are listed in the “Investment Policies—Fundamental Investment Restrictions” section of the Fund’s statement of additional information.

Over the years, the Fund has adopted fundamental policies and restrictions to reflect then-current regulatory, business or industry conditions.  Recent changes to the rules governing fund-of-funds structures, however, have left the Fund’s existing investment policies more restrictive than such rules require.  In addition, two of the Fund’s current investment restrictions are incompatible with the Conversion.

Accordingly, Proposals 3(a) and 3(b) seek Shareholder approval of changes that are intended to facilitate the Conversion.  This Proposal consists of two sub-Proposals (Proposal 3(a) and Proposal 3(b)), each of which is discussed in detail below and concerns a proposed change to a specific fundamental investment restriction. Assuming Shareholders approve the Proposals, including the proposed changes to the fundamental investment restrictions, the Fund’s registration statement, which includes the prospectus and statement of additional information, will be revised to reflect the amended fundamental investment restrictions.

PROPOSAL 3(a)

TO AMEND THE FUND’S FUNDAMENTAL INVESTMENT
RESTRICTION REGARDING CONCENTRATION

Proposal 3(a) seeks Shareholder approval to amend the Fund’s investment restriction regarding concentration. The proposed modification to the Fund’s investment restriction on concentration would expressly except investments in other investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund, from the coverage of the restriction.

Current Investment Restriction on Concentration.

The Fund’s current fundamental investment restriction regarding concentration reads as follows:

“[The] Fund may not:…invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities)….”

Proposed Investment Restriction on Concentration.

If Shareholders approve Proposal 3(a), the current fundamental investment restriction with respect to concentration for the Fund would be modified to read as follows (additional language appears in italics):

“[The] Fund may not:…invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities), provided that, notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Fund currently reviews its portfolio holdings in order to ensure compliance with its investment restriction on concentrating its investments in any particular investment. After implementing the Conversion, the Fund would look through the Underlying Funds to their portfolio investments to determine whether, in the aggregate, the Fund could be deemed to have invested more than 25% of its assets in any particular industry.

If Shareholders of the Fund do not approve Proposal 3(a), the proposed investment restriction on concentration will not be implemented for the Fund.  Furthermore, the other Proposals of this Proxy Statement seek to implement a fund-of-funds structure for the Fund and in the event that this Proposal 3(a) is not approved by the Shareholders, the effectiveness of such a structure would be limited.  Accordingly, if Proposal 3(a) is not approved, the Board will determine what action, if any, should be taken with respect to the other Proposals.

The Board Members, including the independent Board Members, unanimously recommend that Shareholders of the Fund vote FOR Proposal 3(a).

PROPOSAL 3(b)

TO AMEND THE FUND’S FUNDAMENTAL INVESTMENT
RESTRICTION REGARDING DIVERSIFICATION

Proposal 3(b) seeks Shareholder approval to amend the Fund’s investment restriction regarding diversification. The proposed modification to the Fund’s investment restriction on diversification would expressly except investments in other investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief that may be obtained by the Fund, from the coverage of the restriction.

Current Investment Restriction on Diversification.

The Fund’s current fundamental investment restriction regarding diversification reads as follows:

“[The] Fund may not:…with respect to 75% of its total assets, buy securities of one issuer representing more than (i) 5% of its total assets, except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or (ii) 10% of the voting securities of such issuer.”

Proposed Investment Restriction on Diversification.

If Shareholders approve Proposal 3(b), the current fundamental investment restriction with respect to diversification for the Fund would be modified to read as follows (additional language appears in italics):

“[The] Fund may not:…with respect to 75% of its total assets, buy securities of one issuer representing more than (i) 5% of its total assets, except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or (ii) 10% of the voting securities of such issuer, provided that, notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.”

The Fund currently reviews its portfolio holdings in order to ensure compliance with its investment restriction on diversification. After implementing the Conversion, Lord Abbett and the Asset Allocation Committee likely will recommend that, with respect to the portion of the Fund’s portfolio subject to the diversification restriction, the Fund invest more than 5% of its total assets in the securities of any one of the Underlying Funds.  Unless Shareholders approval Proposal 3(b), the Fund would be prohibited from implementing such investments. Accordingly, if Proposal 3(b) is not approved by any Fund, the Board will determine what action, if any, should be taken with respect to the other Proposals.

The Board Members, including the independent Board Members, unanimously recommend that Shareholders of the Fund vote FOR Proposal 3(b).

PROPOSAL 4

TO AMEND THE FUND’S INVESTMENT MANAGEMENT
AGREEMENT

In connection with its consideration of the Conversion, the Board also considered a proposed amendment (the “Proposed Amendment”) to the investment management agreement for the Fund, dated [          ] (the “Investment Management Agreement”).  If approved by Shareholders, the Proposed Amendment for the Fund would reduce the fee payable by the Fund to Lord Abbett under the Fund’s Investment Management Agreement from 0.75% of the Fund’s average daily net assets to 0.25%.  The Proposed Amendment would not make any other changes to the Investment Management Agreement.  A copy of the Proposed Amendment, together with the current Investment Management Agreement, is attached hereto as Appendix B.

The proposed change to the Fund’s investment objective is intended to fully implement the Conversion.  Accordingly, Proposal 4 is contingent upon Shareholder approval of Proposal 1, as well as each of the other Proposals described in this Proxy Statement.

As described above in Proposal 1, the Board has determined that it would be in the interests of Shareholders of the Fund to convert the Fund to a fund-of-funds structure.  In considering the Conversion, the Board recognized that the services to be performed by Lord Abbett in managing the assets of the Fund will change as a result of the Conversion and that the fee payable with respect to such services should change accordingly.  The Board noted that Lord Abbett receives fees for its services in managing the assets of the Underlying Funds in which the Fund would invest.  The Board further noted that Lord Abbett would continue to be responsible for the allocation of the Fund’s assets among various Underlying Funds, for which Lord Abbett would be entitled to receive appropriate compensation for that service.  The Board also noted that the funds would retain the ability to invest directly in equity and debt securities and derivatives, and that Lord Abbett would be responsible for such investments.  In light of these considerations, the Board determined that it would be appropriate to reduce, but not eliminate, the fee payable under the Investment Management Agreement for the Fund.

Lord, Abbett & Co. LLC serves as the investment adviser for the Fund. Lord Abbett has overall responsibility for the management of the Fund and provides all investment advisory and portfolio management services for the Fund.

Lord Abbett is registered with the SEC as an investment adviser.  Lord Abbett serves as investment adviser to registered investment companies within the Lord Abbett Family of Funds, as well as other registered investment companies and separate accounts.  The principal address of Lord Abbett is 90 Hudson Street, Jersey City, NJ 07302-3973.  The principal executive officers and directors of Lord Abbett are set forth in Appendix C.

Current Investment Management Fees

Currently, Lord Abbett receives a monthly fee for its services based on the average daily net assets of the Fund. The annual rates for the investment management fee payable by the Fund to Lord Abbett are calculated as follows: 0.75% on the first $1 billion of average daily net assets; 0.70% on the next $1 billion of average daily net assets; and 0.65% on the average daily net assets over $2 billion.

The amount of the fee paid by the Fund to Lord Abbett under the Investment Advisory Agreement for the fiscal year ended December 31, 2007 was $[              ]. The amount of the fee paid by the Fund to Lord Abbett under the Administrative Services Agreement for the fiscal year ended December 31, 2007 was $[              ]. The amount of the fee paid by the Fund to Lord Abbett Distributor LLC, an affiliate of Lord Abbett, for the fiscal year ended December 31, 2007 was $[              ].

For the period from January 1, 2007 through April 30, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund’s expenses so that the Fund’s total annual operating expenses do not exceed an aggregate annualized rate of: 1.60% of average daily net assets for Class A; 2.25% of average daily net assets for Class B and Class C; 1.35% of average daily net assets for Class F; 1.25%% of average daily net assets for Class I; 1.70% of average daily net assets for Class P; 1.85% of average daily net assets for Class R2; and 1.75% of average daily net assets for Class R3 shares.

Lord Abbett also serves as the investment adviser for the following investment companies that have similar investment objectives and strategies:

Fund	Current Aggregate Net Assets	Compensation

[To be completed]

Reduction in Investment Management Fee

The Proposed Amendments to the Investment Management Agreement will substantially reduce the investment management fee payable by the Fund in recognition of the services provided by Lord Abbett to the Fund and the fact that the Fund will bear a proportionate share of the investment management fees payable to Lord Abbett by the Underlying Funds.  Under the Investment Management Agreement, Lord Abbett, as amended by the Proposed Amendment, Lord Abbett will be entitled to receive a fee calculated as follows: [ ]% on the first $[ ] billion of average daily net assets; [  ]% on the next $[  ] billion of average daily net assets; and [  ]% on the average daily net assets over $[  ] billion.

Proposed Expense Limitation Agreement

In connection with the Board’s consideration of the Conversion, Lord Abbett agreed, subject to Shareholder approval of the Proposals, to waive its investment management fee and/or reimburse a portion of the Fund’s expenses as necessary to limit the Fund’s total annual operating expenses as follows: 1.35% of average daily net assets for Class A; 2.00% of average daily net assets for Class B and Class C; 1.10% of average daily net assets for Class F; 1.00% of average daily net assets for Class I; 1.45% of average daily net assets for Class P; 1.60% of average daily net assets for Class R2; and 1.50% of average daily net assets for Class R3 shares. This agreement would continue for one year after the implementation of the Conversion.  Lord Abbett also agreed to include as part of the calculation of total expenses all expenses of Underlying Funds indirectly borne by the Fund by reason of its investment in shares of the Underlying Funds.

Pro Forma Fees and Expenses

The table below shows the Fund’s expected fees and expenses after the Conversion is implemented.

		Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
Management Fees		0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and Service Fees		0.35%	1.00%	1.00%	0.10%	0.00%	0.45%	0.60%	0.50%
Other Expenses	(a)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses	(b)	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%
Total Operating Expenses		2.08%	2.73%	2.73%	1.83%	1.73%	2.18%	2.33%	2.23%
Expense Reimbursement	(c)	-0.73%	-0.73%	-0.73%	-0.73%	-0.73%	-0.73%	-0.73%	-0.73%
Net Expenses	(e)	1.35%	2.00%	2.00%	1.10%	1.00%	1.45%	1.60%	1.50%

(a) The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the Fund’s Other Expenses. As a result, the Fund does not expect to bear these Other Expenses.

(b) Shareholders in the Fund bear indirectly the Class I shares expense of the underlying funds in which the Fund invests. Because the amount of the Fund’s assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts. Amount shown is based upon each Underlying Fund’s expense ratio, including any expense reductions.

(c) For the period ending April 30, 2009, Lord Abbett has contractually agreed to reimburse a portion of the Fund’s expenses so that the Fund’s Net Expenses do not exceed an aggregate annual rate of 1.35% of average daily net assets for Class A shares, 2.00% of average daily net assets for Class B and C shares, 1.10% of average daily net assets for Class F shares, 1.00% of average daily net assets for Class I shares, 1.45% of average daily net assets for Class P shares, 1.60% of average daily net assets for Class R2 shares and 1.50% of average daily net assets for Class R3 shares.

(d) The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the Underlying Funds, is:

Class A	1.33%
Class B	1.98%
Class C	1.98%
Class F	1.08%
Class I	0.98%
Class P	1.43%
Class R2	1.58%
Class R3	1.48%

Primary Differences under the Amended Investment Management Agreement

Other than the proposed changes to fee payable under the Investment Management Agreement, the terms of the Investment Management Agreement will be unchanged by the Proposed Amendment.  During the fiscal year ended December 31, 2007, Lord Abbett received $[          ] in aggregate investment management fees for serving as the investment adviser of the Fund.  Had the Proposed Amendment been in effect, and assuming that the assets of the Fund were allocated among shares of the Underlying Funds as currently contemplated, Lord Abbett would have received: (i) aggregate investment management fees from the Fund in the amount of $[           ] and (ii) additional aggregate investment management fees from the Underlying Funds attributable to the assets of the Fund invested therein in the amount of $[                ].

Board Considerations

The Board approved the proposed change in the Investment Management Agreement at a meeting held on February 1, 2008 called for that purpose.  At the meeting, the Board noted that it had considered whether to approve the continuation of the existing Investment Management Agreement at its meeting held on December 12 and 13, 2007.  At that December 12 and 13, 2007 meeting, the Board received materials relating to the management agreement, including comparative information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives and information regarding the effective investment management fee rate and expense ratios of the Fund compared to groups of funds with similar objectives and similar size.

At the February 1, 2008 meeting, Lord Abbett informed the Board that it believes that if the Conversion were approved and implemented, the Fund’s new investment objective and structure would be more attractive to investors than the Fund’s current investment objective and strategies and, as a result, the Fund’s assets would be expected to increase. In reviewing the Conversion, the Board considered that over time the Fund’s assets have not grown or have been declining and noted Lord Abbett’s belief that, under current and foreseeable market conditions, the Fund’s assets would continue to decline if it maintains its current investment objective and policies.  The Board noted that, to the extent the Fund’s assets increase as a result of the Conversion, the Fund may achieve some economies of scale because its expenses would be spread over a larger asset base.  The Board concluded that converting the Fund to a fund-of-funds structure would better position it to capitalize on investment opportunities available to the Underlying Funds.

In recommending the Conversion, the Board also considered the potential tax consequences of the Conversion to the Fund and its Shareholders as described above in Proposal 1.

After carefully reviewing the information provided by Lord Abbett, the Board, including the independent Board Members, unanimously concluded that the proposed change to the Investment Management Agreement was reasonable, approved the proposed change to the Investment Management Agreement and recommended that Shareholders approve the change. The Board’s decision was based on a number of factors, including the following:

•                  the fee paid by the Fund under the Investment Management Agreement would be reduced from 0.75% of the Fund’s average daily net assets to 0.25%;

•                  the Asset Allocation Committee, which currently oversees other fund-of-funds in the Lord Abbett Family of Funds, will oversee the Fund’s allocation among the Underlying Funds;

•                  the bulk of the assets of the Fund will be invested in Underlying Funds with investment portfolios that are managed on a day-to-day basis by many of the same individuals who serve on the Asset Allocation Committee; and

•                  subject to Shareholder approval of the Proposals, Lord Abbett has agreed to reduce its contractual investment management fee and enter into a contractual fee waiver and expense limitation agreement that will remain in place for at least one year following the Conversion, under which Lord Abbett agrees to waive its investment management fee and/or reimburse a portion of the Fund’s expenses (including for these purposes the Fund’s pro rata share of expenses of the Underlying Funds in which the Fund invests) as necessary to limit the total expense ratio of the Fund as follows: 1.35% of average daily net assets for Class A; 2.00% of average daily net assets for Class B and Class C; 1.10% of average daily net assets for Class F; 1.00% of average daily net assets for Class I; 1.45% of average daily net assets for Class P; 1.60% of average daily net assets for Class R2; and 1.50% of average daily net assets for Class R3.

The Board Members, including the independent Board Members, unanimously recommend that Shareholders of the Fund vote FOR Proposal 4.

Last Approval by Shareholders

The Investment Management Agreement was last approved by Shareholders on May 10, 1989.  The Shareholders were asked to approve the Investment Management Agreement because it was being amended regarding the obligations of the Fund to repay Lord Abbett for expenses assumed and investment management fees waived by Lord Abbett.  The amendments provided that obligation of the Fund to repay Lord Abbett for expenses assumed the investment management fees waived applied only to the extent that in any fiscal year the expense ratio of the Fund was less than 1.50%.  In addition, the amendments provided that Lord Abbett could waive its right to repay in any fiscal year, and any amount waived would be carried forward with all other unreimbursed payments until the earlier of October 31, 1998 or the termination of the Agreement.  The amendments also provided that the contingent obligation of the Fund to repay would not change when the net assets of the Fund exceed $50 million and changed the accounting period for determining whether the Fund had a repayment obligation to a fiscal year, rather than a month.

ADDITIONAL INFORMATION

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice. If any such other matters do come before the Meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

Timeliness of Shareholder Proposals.

Any Shareholder proposal to be presented for action at the Fund’s next Shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund’s principal executive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Fund currently does not intend to hold another annual or special meeting of Shareholders unless required to do so by the 1940 Act or by Maryland law.

Investment Adviser and Underwriter.

Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ  07302-3973, acts as investment adviser to the Fund. Lord Abbett Distributor LLC, a subsidiary of Lord, Abbett & Co. LLC located at the same address, acts as principal underwriter to the Fund.

Quorum, Vote Required, and Voting Procedures.

A quorum for the Meeting consists of the holders of a third of the issued and outstanding Shares of all classes of the Fund and entitled to vote thereat present in person or by proxy.

Approval of each Proposal will require the affirmative vote of a majority of the outstanding Shares of the Fund (as defined in the 1940 Act), meaning the lesser of (1) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Meeting or represented by proxy, or (2) more than 50% of the voting power of the outstanding voting securities of the Fund. Shares for which there is an abstention or broker non-vote will be counted for quorum purposes but will have the same effect as a vote against a Proposal for purposes of determining whether the proposal has passed. Unmarked proxies will be voted FOR the Proposals described in this Proxy Statement and any other matters as deemed appropriate.

The Proposals described in this Proxy Statement are interdependent and, therefore, the changes described in each Proposal will be implemented only if Shareholders approve all of the Proposals. If Shareholders do not approve any one of the Proposals, Lord Abbett will continue to manage the Fund according to its current investment objective and policies, and recommend to the Board for its consideration other options, including liquidating the Fund or merging it into another mutual fund within the Lord Abbett Family of Funds.

Effective Date

If Shareholders approve each Proposal, it is anticipated that the Conversion will be implemented between [         ], 2008 and [          ], 2008.  If Shareholders approve each Proposal, it is anticipated that the changes described in Proposals 2-4 will be implemented as of the close of business on June 30, 2008. Also, if Shareholders approve the Proposals, the Fund’s prospectus and statement of additional information will be revised to reflect the Fund’s new name, fund-of-funds structure and other related changes described in this Proxy Statement.

Adjournment for Insufficient Votes for Approval

If sufficient votes to approve a Proposal are not received by the Fund before the meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Proposal to allow further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast; the percentage of negative votes actually cast; and the nature of any further solicitation and any information to be provided to Shareholders with respect to such solicitation. Any such adjournment will require the affirmative vote of a majority of the Shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote on an adjournment after considering the best interests of all Shareholders.

Questions.

If you have any questions regarding the Meeting or need assistance in voting, please contact us at 1-888-L-ABBETT (1-888-522-2388).

Lord Abbett Global Fund, Inc.

Equity Series

Lawrence H. Kaplan
Vice President and Secretary

APPENDIX A

Shareholders Beneficially Owning More Than 5% of the Fund

YOU MAY VOTE IN ANY ONE OF FOUR WAYS:

     (1) VIA THE INTERNET (2) BY TELEPHONE (3) BY MAIL USING THIS BALLOT (4) IN PERSON AT THE MEETING

We encourage you to vote by Internet or telephone. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY!

VOTING ON THE INTERNET • Read the Proxy Statement and have this Proxy Ballot at hand • Log on to www.proxyweb.com • Follow the on-screen instructions	VOTING BY PHONE • Read the Proxy Statement and have this Proxy Ballot at hand • Call toll-free 1-888-221-0697 • Follow the recorded instructions

VOTING BY MAIL

•   Read the Proxy Statement

•   Check appropriate boxes on the proxy card

•   Sign, date and return this proxy card

•   Mail completed proxy card to: Proxy Services, Lord Abbett Global Fund,
P.O. Box 9173, Farmingdale, NY
11735-9850

If you vote by Telephone or Internet, please do not mail your card.

LORD ABBETT GLOBAL FUND, INC. - EQUITY SERIES

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF LORD ABBETT GLOBAL FUND, INC.

The undersigned hereby appoints ROBERT S. DOW, LAWRENCE H. KAPLAN and THOMAS R. PHILLIPS and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a meeting of the shareholders of the above-referenced Fund scheduled to be held on May 15, 2008, including all adjournments thereof, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

Date	, 2008

For information as to the voting of shares registered in more than one name, see page __ of the proxy statement.

Signature(s) (and Title(s), if applicable)	(Please sign in box)
When signing the proxy as attorney, executor, Administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

LAGF - DH

MIS EDITS: # OF CHANGES__/__PRF 1___ PRF 2___

OK TO PRINT AS IS*____*By signing this form you are authorizing MIS to print this form in its current state.

LABEL BELOW FOR MIS USE ONLY!
PO# M-2921	SIGNATURE OF PERSON AUTHORIZING PRINTING	DATE
LORD, ABBETT #387
BROADRIDGE FYI:
LORD ABBETT - GLOBAL FUND, INC. - EQTY SERIES #
ORIGINAL 2UP 02-08-08 JM
DOREEN (LORD ABBETT - GLOBAL FUND - EQTY SERIES 2UP 2008 DH)
REVIEW #1 2-08-08 KD
REVISION #1 2-08-08 KD

Please fill in box as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PENS.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR EACH PROPOSAL BELOW AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE.

PROPOSALS:		FOR	AGAINST	ABSTAIN

1.	To convert to the Fund to a fund-to-funds structure.	☐	☐	☐

2.	To change the Fund’s investment objective.	☐	☐	☐

3(a).	To amend the Fund’s fundamental investment restriction regarding concentration.	☐	☐	☐

3(b).	To amend the Fund’s fundamental investment restriction regarding diversification.	☐	☐	☐

4.	To amend the Fund’s investment management agreement.	☐	☐	☐

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.